UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 11, 2025

Solo Brands, Inc.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number 001-40979

Delaware		87-1360865
State or Other Jurisdiction of Incorporation or Organization		I.R.S. Employer Identification No.

1001 Mustang Dr.
Grapevine,	TX	76051
Address of Principal Executive Offices		Zip Code
(817) 900-2664
Registrant’s Telephone Number, Including Area Code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	SBDS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 11, 2025 (the “Effective Date”), Solo Brands, Inc. (the “Company”) entered into an amendment (the “Side Letter”) to that certain employment agreement entered into between Mr. John Larson, the Company’s President and Chief Executive Officer, and the Company, dated June 23, 2025, (the “Employment Agreement”).

Under the Employment Agreement, Mr. Larson was to be granted restricted stock units (“RSUs”) in respect of the Company’s Class A Common Stock (the “New CEO Grant”), that was subject to approval of a 25% equity pool reserved for management and key employees (such contingency, the “New Pool Contingency”). The Side Letter amends the Employment Agreement by removing the New Pool Contingency from the New CEO Grant. Pursuant to the Side Letter, on November 11, 2025, Mr. Larson received a one-time equity award equal to six percent (6%) of the fully diluted outstanding equity of the Company as of November 11, 2025, comprised of RSUs, thirty-one and one-quarter percent (31.25%) of which were vested on the grant date and the remaining RSUs will vest in quarterly installments following June 23, 2025, the effective date of the Employment Agreement, such that the grant is fully vested on the third anniversary of June 23, 2025, subject to Mr. Larson’s continued service on the applicable vesting date. The RSUs will be subject to certain accelerated vesting in the event of a change in control and equitable adjustment in the event of certain other extraordinary transactions.

The foregoing description of the Side Letter is qualified in its entirety by reference to the Side Letter, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibits
10.1	Side Letter to Employment Agreement with John Larson, dated November 11, 2025
104	Cover Page Interactive Data File embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Solo Brands, Inc.
(Registrant)

Date:	November 17, 2025	By:	/s/ Chris Blevins
Chris Blevins
General Counsel